                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, (the "Registration Statement") for the registration of Guarantees of $1,150,000,000 of debt securities to be issued by U S WEST Capital Funding, Inc.; and

         WHEREAS, each of the undersigned is a Director of the Company;

         NOW, THEREFORE, each of the undersigned constitutes and appoints THOMAS O. MCGIMPSEY, as attorney for him or her and in his or her name, place, and stead, and in his or her capacity as a Director of the Company, to execute and file such Registration Statement, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 3rd day of December 1999.

/s/ LINDA G. ALVARADO                            /s/ MANUEL A. FERNANDEZ
-----------------------------                    ------------------------------
Linda G. Alvarado                                Manuel A. Fernandez

/s/ CRAIG R. BARRETT                             /s/ PETER S. HELLMAN
-----------------------------                    ------------------------------
Craig R. Barrett                                 Peter S. Hellman

/s/ THE HONORABLE HANK BROWN                     /s/ MARILYN CARLSON NELSON
-----------------------------                    ------------------------------
The Honorable Hank Brown                         Marilyn Carlson Nelson

/s/ JERRY J. COLANGELO                           /s/ FRANK P. POPOFF
-----------------------------                    ------------------------------
Jerry J. Colangelo                               Frank P. Popoff

/s/ GEORGE J. HARAD                              /s/ SOLOMON D. TRUJILLO
-----------------------------                    ------------------------------
George J. Harad                                  Solomon D. Trujillo

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, U S WEST Capital Funding, Inc., a Colorado corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, (the "Registration Statement") for the registration of $1,150,000,000 of debt securities to be issued by the Company; and

         WHEREAS, each of the undersigned is an Officer or Director, or both, of the Company as indicated below each signature;

         NOW, THEREFORE, each of the undersigned constitutes and appoints THOMAS
O. MCGIMPSEY, as attorney for him or her and in his or her name, place, and stead, and in his or her capacity as an Officer or Director of the Company, to execute and file such Registration Statement, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 3rd day of December 1999.


                                 /s/ ALLAN R. SPIES
                                 -----------------------------------
                                 Allan R. Spies
                                 President and Director


                                 /s/ JANET K. COOPER
                                 -----------------------------------
                                 Janet K. Cooper
                                 Vice President - Finance and Controller
                                 and Director


                                 /s/ SEAN P. FOLEY
                                 -----------------------------------
                                 Sean P. Foley
                                 Vice President and Treasurer and Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, (the "Registration Statement") for the registration of Guarantees of $1,150,000,000 of debt securities to be issued by U S WEST Capital Funding, Inc.; and

         WHEREAS, each of the undersigned is an Officer or Director, or both, of the Company as indicated below each signature;

         NOW, THEREFORE, each of the undersigned constitutes and appoints THOMAS
O. MCGIMPSEY, as attorney for him and in his name, place, and stead, and in his capacity as an Officer or Director, or both, of the Company, to execute and file such Registration Statement, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 3rd day of December 1999.


                                  /s/ SOLOMON D. TRUJILLO
                                  -----------------------------------
                                  Solomon D. Trujillo
                                  President and Chief Executive Officer
                                  and Director


                                  /s/ ALLAN R. SPIES
                                  -----------------------------------
                                  Allan R. Spies
                                  Executive Vice President and Chief
                                  Financial Officer


                                  /s/ JANET K. COOPER
                                  -----------------------------------
                                  Janet K. Cooper
                                  Vice President - Finance and Controller